FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

(a)    Fair value presentation

An established fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is available and significant to the fair value measurement.  There are three levels of inputs that may be used to measure fair value:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.

Level 2	—
Observable inputs other than quoted prices in active markets for identical assets and liabilities, such as quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	—	Inputs that are generally unobservable and are supported by little or no market activity and that are significant to the fair value determination of the assets or liabilities.

The carrying value of cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities approximate their fair value due to the immediate or short-term maturity of these financial instruments. Based on borrowing rates currently available to us for loans with similar terms, the carrying values of our obligations under capital leases, long-term obligations and other long-term liabilities approximate their fair values.

We have contingent consideration related to the acquisitions of MobiquiThings in 2015 that was measured using unobservable inputs which represents a Level 3 measurement within the fair value hierarchy. The contingent consideration is measured at each reporting period and any changes in the fair value are recorded in earnings. In the twelve months ended December 31, 2016, $303 was recognized in "Acquisition-related and integration" expense related to the change in the fair value of the contingent consideration.

(b)    Credit Facilities

We have a $10 million revolving term credit facility ("Revolving Facility") with Toronto Dominion Bank and the Canadian Imperial Bank of Commerce. The expiry date on this Revolving Facility has been extended to April 28, 2017. The Revolving Facility is for working capital requirements, is secured by a pledge against all of our assets and is subject to borrowing base limitations. As at December 31, 2016, there were no borrowings under the Revolving Facility.

(c)     Letters of credit

We have access to a revolving standby letter of credit facility of $10 million from Toronto Dominion Bank. The credit facility is used for the issuance of letters of credit for project related performance guarantees and is guaranteed by Export Development Canada. As at December 31, 2016, there was a €23 thousand letter of credit issued against the revolving standby letter of credit facility.